                                                                    EXHIBIT 23.1

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 9, 2001, in the Registration Statement (Form
S-3 No. 333-       ) and related Prospectus of EXCO Resources, Inc. dated May 8,
2001.

                                            /s/ ERNST & YOUNG LLP

Dallas, Texas
May 8, 2001